Trade and other receivables	12 Months Ended
Oct. 31, 2025
Disclosure Of Detailed Information About Trade And Other Receivables [Abstract]
Trade and other receivables
11. Trade and other receivables

As at	October 31, 2025	October 31, 2024
	$	$
Trade account receivable	15,557	3,833
Factoring(i)	(9,013)	—
Allowance for doubtful accounts	(929)	(525)
Total	5,615	3,308
(i)Remexian has a trade receivables factoring arrangement with Coface Finanz GmbH under which eligible trade receivables are sold to Coface on a non-recourse basis. Eligible receivables are derecognized when purchased by Coface and cash is received. Receivables offered but not purchased by Coface continue to be recognized as trade receivables. The Company does not retain ongoing exposure to credit risk on receivables sold other than customary representations and warranties; such representations and warranties do not constitute continuing involvement for the purposes of IFRS 7 transfer disclosures. Factoring fees are recognized in finance costs.